EXHIBIT 32

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002

In connection with the Annual Report of Galaxy Championship Wrestling, Inc. ("Galaxy") on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerome Jolly, President, Principal Executive Officer, and Principal Financial Officer of Galaxy certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Galaxy.

Date: April 6, 2004

/s/ Jerome Jolly

Jerome Jolly

President, Principal Executive Officer, and Principal Financial Officer

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